Exhibit 23




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in and incorporated by reference in this Form 10-K, into Central Illinois Public Service Company's previously filed
Registration Statements File Nos. 33-59674, 33-45506, 33-56063 and 333-18473.



                                             ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 27, 1998